                                                                   Exhibit 10.26

                              AMENDED AND RESTATED
                                      NOTE

$6,000,000                                                           Horsham, PA
                                                    Effective as of June 1, 2003

         FOR VALUE RECEIVED, CREATIVE MARKETING STRATEGIES, INC., a New Jersey corporation, with an address of 15 East Centre Street, Woodbury, New Jersey 08096 ("Maker") unconditionally promises to pay to the order of NCO TELESERVICES, INC. a Pennsylvania corporation or its permitted assignee, with an address at 507 Prudential Road, Horsham, Pennsylvania, 19044 ("Payee"), the principal sum of SIX MILLION DOLLARS ($6,000,000) (hereinafter referred to as the "Loan" or the "Loan Amount"), lawful money of the United States of America, together with interest from the date hereof, on the outstanding balance of the Loan which resulted from a transaction under that certain Asset Purchase Agreement dated October 27, 2000, by and between Maker and Payee (the" Agreement"), and on the terms set forth herein. Any capitalized terms used but not otherwise defined herein shall have the meaning given to such term in the Agreement.

         1. Interest and Principal Payments. Notwithstanding the terms of the
Agreement:

                  a. Interest Rate. So long as the Loan or any portion thereof is outstanding, this Note shall bear interest at the rate of five percent (5%) per annum.

                  b. Principal and Interest Payments. Beginning on June 1, 2003 and continuing on the first day of each month for one hundred twenty (20) consecutive months, Maker shall pay the amount of Sixty Three Thousand Six Hundred Forty One Dollars ($63,641) on account of interest and principal on this Note. Each such monthly payment shall be first applied to interest on the then outstanding principal balance of this Note at the rate specified in Paragraph I(a) hereof and the balance of each payment shall be applied to the reduction of the outstanding principal balance. In the event any principal balance remains outstanding after the application of such payments, the remaining balance shall be paid in full on May 31, 2013 (the "Maturity Date").

                  c. Late Charge. Any payment not received by the close of business on the tenth (10th) business day of each month shall incur a late charge of five percent (5%) of the payment.

         2. Prepayment. Maker shall have the right to prepay this Note, in whole or in part without premium or penalty, at any time. Any partial prepayment shall not reduce the amount of and the monthly principal payment shall be recalculated to reduce the amount of each remaining monthly principal payment due hereunder.

         3. Security and Subordination. In consideration of Payee's agreement to reduce the Interest Rate and otherwise amend this Note, payment of this Note by the Maker shall be secured by a second (2nd) lien on the Assets of Maker being acquired by Maker from Payee pursuant to the Agreement, intended to be secured by the filing of UCC Financing Statements forthwith with the appropriate state and local offices. The Loan shall be subordinated (in all respects) only to bank debt of Maker. By acceptance of this Note, Payee agrees to execute and deliver such agreements and instruments as any such bank may require from time to time, and to such amendments to or legends on this Note, pertaining to such subordination.

         4. Events of Default. Maker will be in default (an "Event of Default") hereunder if any of the following happens: (a) Maker fails to make any payment or principal or interest when due; (b) the Loan Amount is not repaid in full on or before the Maturity Date; (c) the entry of decree or order for relief by a court having jurisdiction over Maker in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for Maker or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days;
(d) the commencement by Maker of a voluntary case under the federal bankruptcy laws, as not constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, or other similar law, the consent by Maker to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, conservator, sequestrator (or other similar official) for Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or for the failure of Maker generally to pay its debts as such debts become due, or the ordering of the winding-up or liquidation of its affairs by Maker; (e) Maker shall merge its business with or into any other entity and Maker is not the surviving entity; or (f) Maker shall sell all or substantially all of its assets outside the ordinary course of its business.

         5. Remedies: Default Rate. Upon the occurrence of an Event of Default, the entire principal indebtedness evidenced hereby, together with all arrearages of interest hereon and other sums due hereunder, if any, shall, at the option of Payee, become due and payable immediately, without presentation, demand or further action, (after such Event of Default and acceleration and until Maker's indebtedness to Payee is paid in full, including the period following entry of any judgment) at a rate which is four percent (4%) per annum in excess of the rate herein specified (the "Default Rate"), together with all reasonable attorney's fees for collection, then due by Maker to Payee and the payment of same may be enforced and recovered by the entry of judgment on this Note and the issuance of execution thereon.

         6. Remedies Cumulative. The remedies of Payee provided herein or otherwise available to Payee at law or in equity including all warrants of attorney may be pursued separately, successively or together at the sole discretion of Payee, and may be exercised as often as occasion therefore shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

         7. Assignment. Payee shall not negotiate or assign this Note to any person or entity without Maker's prior written consent.

         8. Miscellaneous.

                  a. Maker waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note. Liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee. The words "Payee" and "Maker" whenever occurring herein shall be deemed and construed to include the respective permitted successors and assigns of Payee and Maker.

                  b. This Note shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania, Maker hereby consents to the exclusive jurisdiction of the Court of Common Pleas of Montgomery County, Pennsylvania in any and all actions or proceedings arising hereunder or pursuant hereto.

                  c. Maker irrevocably as an independent covenant waives the right to jury trial in any action or proceeding between Maker and Payee,

                  d. Caption headings in this Note are for convenience purposes only and are not to be used to interpret or define the provisions of this Note. If a court of competent jurisdiction finds any provision of this Note to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Note in all other respects shall remain valid and enforceable.

                  e. Payee shall not be deemed, by any act of omission or commission to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth in writing. A waiver by Payee with respect to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy with respect to a subsequent event.

                  f. So long as Maker's obligations hereunder remain outstanding, Maker shall furnish Payee with quarterly financial statements and within sixty (60) days following the end of its fiscal year, an audited financial statement.

         IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has executed this Note, under seal, the day and year first above written.



Date:    7/17       , 2003
     ---------------


                                             CREATIVE MARKETING STRATEGIES, INC.

                                             /s/ David DuCoin
                                             ----------------------------------
                                             Name: David DuCoin
                                             Title: President

Loan Calculator                                                     Page 1 of 4


[GRAPHIC OMITTED]                                             [GRAPHIC OMITTED]

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Retirement     To solve a loan, enter the desired information and press
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               number of payments, payment amount, or interest rate. You can
Personal       only solve for 1 unknown at a time.

Investment     Loan start date:                            05-01-2003          First payment date:     06-01-2003

               Loan Amount:                                $6,000,000.00

               Number of payments:                         120                 Payment period:         Monthly

               Payment amount:                             $63,639.31

               Interest rate:                              5.000%              Compounding period:     Monthly

               Points:                                     0.00%

               Fees:                                       $0.00

               Pre-paid interest days:                     0

               For Adjustable Rate Loans:

               Loan type:                                  Fixed Rate

               Maximum initial rate increase:              0.250%

               Maximum subsequent rate increases:          0.250%

               Rate cap:                                   8.900

               Initial rate period:                        6

               Subsequent rate adjustment interval:        6

               Would you like to print an amortization schedule? Yes


               Compute

               *NOTE: The last payment will be adjusted to $64,639.22 to account for rounding.

               Be sure to press "Compute" before using the results.


               APR:                       5.000%
               Total amount financed:    $6,000,000.00
               Total payments:           $7,636,717.11

Finance charge                    $ 1,636,717.11

Amortization method:              Normal

*Finance charge includes points, fees, and pre-paid interest, if applicable.



Amortization Schedule Powered by TValue 01998-2003

Event                        Date              Payment        Interest            Principal           Balance
Loan                         05-01-2003                                                          6,000,000.00
1                            06-01-2003      63,639.31       25,000.00            38,639.31      5,961,360.69
2                            07-01-2003      63,639.31       24,839.00            38,800.31      5,922,560.39
3                            08-01-2003      63,639.31       24,677.33            38,961.98      5,893,598.40
4                            09-01-2003      63,639.31       24,514.99            39,124.32      5,884,474.08
5                            10-01-2003      63,639.31       24,351.98            39,287.33      5,805,186.75
6                            11-01-2003      63,639.31       24,188.28            39,451.03      5,765,735.72
7                            12-01-2003      63,639.31       24,023.90            39,615.41      5,726,120.31
2003 Total                                  445,475.17      171,595.48           273,879.69

8                            01-01-2004      63,639.31       23,858.83            39,780.48      5,686,339.83
9                            02-01-2004      63,639.31       23,693.08            39,946.23      5,666,393.60
10                           03-01-2004      63,639.31       23,526.64            40,112.67      5,606,280.93
11                           04-01-2004      63,639.31       23,359.50            40,279.81      5,566,001.12
12                           05-01-3004      63,639.31       23,191.67            40,447.64      5,525.553.48
13                           06-01-2004      63,639.31       23,023.14            40,616.17      5,484,937.31
14                           07-01-2004      63,639.31       22,853.91            40,785.40      5,444,151.91
15                           00-01-2004      63,639.31       22,683.97            40,955.34      5,403,196.57
16                           09-01-2004      63,639.31       22,513.32            41,125.99      5,362,070.58
17                           10-01-2004      63,639.31       22,341.96            41,297.35      5,320,773.23
18                           11-01-2004      63,639.31       22,169.89            41,469.42      5,279.303.81
19                           12-01-2004      63,639.31       21,997.10            41,642.21      5,237,661.60
2004 Total                                  763,671.72      275,213.01           488,458.71

20                           01-01-2005      63,639.31       21,823.59            41,815.72      5,195,845.88
21                           02-01-2005      63,639.31       21,649.36            41,989.95      5,153,855.93
22                           03-01-2005      63,639.31       21,474.40            42,164.91      5,111,691.02
23                           04-01-2005      63,639.31       21,298.71            42,340.60      5,069,350.42
24                           O5-01-2005      63,639.31       21,122.29            42,517.02      5,026,833.40
25                           06-01-2005      63,639.31       20,945.14            42,694.17      4,984,139.23
2S                           07-01-2005      63,639.31       20,767.25            42,872.06      4,941,267.17
27                           08-01-2005      63,639.31       20,588.61            43,050.70      4,898,216.47
28                           09-01-2005      63,639.31       20,409.24            43,230.07      4,854,986.40
29                           10-01-2003      63,639.31       20,229.11            43,410.20      4,811,576.20
30                           11-01-2005      63,639.31       20,048.23            43,591.08      4,767,985.12
31                           12-01-2005      63,639.31       19,866.60            43,772.71      4,724,212.41
2005 Total                                  763,671.72      250,222.53           513,449.19

32                           01-01-2006      63,639.31       19,684.22            43,955.09      4,680,257.32
33                           02-01-2006      63,639.31       19,501.07            44,138.24      4,636,119.08
34                           03-O1-2006      63,639.31       19,317.16            44,322.l5      4,591,796.93
33                           04-01-2006      63,639.31       19,132.49            44,506.92      4,547,290.11
36                           05-O1-2006      63,639.31       18,947.04            44,692.27      4,502,597.84
37                           06-01-2006      63,639.31       18,760.82            44,878.49      4,457,719.35
38                           07-01-2006      63,639.31       18,573.83            45,O65.48      4,412,653.87
39                           08-01-2006      63,639.31       18,386.06            45,253.25      4,367,400.62
40                           09-01-2006      63,639.31       18,197.50            45,441.81      4,321,950.81
41                           10-01-2006      63,639.31       18,008.16            45,631.l5      4,276,327.66
42                           11-01-2006      63,639.31       17,818.03            45,821.28      4,230,506.38
43                           12-01-2006      63,639.31       17,627.11            46,012.20      4,184,494.18
2006 Total                                  763,671.72      223,953.49           539,718.23

44                           01-01-2007      63,639.31       17,435.39            46,203.92      4,138,290.26
45                           02-01-2007      63,639.31       17,242.88            46,396.43      4,091,893.83
46                           03-01-2007      63,639.31       17,049.56            46,589.75      4,045,304.08
47                           04-01-2007      63,639.31       16,855.43            46,783.88      3,998,520.20
48                           05-01-2007      63,639.31       16,660.50            46,978.81      3,951,541.39
49                           06-01-20O7      63,639.31       16,464.76            47,174.55      3,904,366.04
50                           07-01-2007      63,639.31       16,268.20            47,371.11      3,856,995.73
51                           08-01-2007      63,639.31       16,070.82            47,568.49      3,809,427.24
52                           09-01-2007      63,639.31       15,872.61            47,766.70      3,761,660.54
53                           10-01-2007      63,639.31       15,673.59            47,965.72      3,713,694.82
54                           11-01-2007      63,639.31       15,473.73            48,165.58      3,665,529.24
55                           12-01-2007      63,639.31       15,213.04            48,366.27      3,617,162.97
2007 Total                                  763,671.72      196,340.51           567,331.21

56                           01-01-2008      63,639.31       15,071.5l            48,567.80      3,568,595.17
57                           02-01-2008      63,639.31       14,869.15            48,770.16      3,519,825.01

Loan Calculator

58                           03-01-2008      63,639.31       14,665.94            48,973.37      3,470,851.64
59                           04-01-2008      63,639.31       14,461.88            49,177.43      3,421,674.21
60                           05-01-2008      63,639.31       14,256.98            49,382.33      3,372,291.88
61                           06-01-2008      63,639.31       14,051.22            49,588.09      3,322,703.79
62                           07-01-2008      63,639.31       13,844.60            49,794.71      3,272,909.08
63                           08-01-2008      63,639.31       13,637.12            50,002.19      3,222,906.89
64                           09-01-2008      63,639.31       13,428.78            50,210.53      3,172,696.36
65                           10-01-2008      63,639.31       13,219.57            50,419.74      3,122,276.62
66                           11-01-2008      63,639.31       13,009.49            50,629.82      3,071,646.80
67                           12-01-2008      63,639.31       12,798.53            50,840.78      3,020,806.02

Amortization Schedule Powered by Tvaluo 01998-2003
Event                        Date              Payment        Interest            Principal           Balance
2008 Total                                  763,671.72      167.314.77           596,356.95

68                           01-01-2009      63,639.31       12,586.69            51,052.62      2,969,753.40
69                           02-01-2009      63,639.31       12,373.97            51,265.34      2,918,488.06
70                           03-01-2009      63,639.31       12,160.37            51,478.94      2,867,009.12
71                           04-01-2009      63,639.31       11,945.87            51,693.44      2,815,315.63
72                           05-01-2009      63,639.31       11,730.48            51,908.83      2,763,406.95
73                           06-01-2009      63,639.31       11,514.20            52,125.11      2,711,281.74
74                           07-01-2009      63,639.31       11,297.01            52,342.30      2,658,939.44
75                           08-01-2009      63,639.31       11,078.91            52,560.40      2,606,379.04
76                           09-01-2009      63,639.31       10,859.91            52,779.40      2,553,599.64
77                           10-01-2003      63,639.31       10,640.00            52,999.31      2,500,600.33
78                           11-01-2009      63,639.31       10,419.17            53,220.14      2,447,380.19
79                           12-01-2009      63,639.31       1O,197.42            53,441.89      2,393,938.30
2009 Total                                 7,63,671.72      136,804.00           626,867.72

80                           01-01-2010      63,639.31        9,974.74            53,664.57      2,340,273.73
81                           02-01-2010      63,639.31        9,751.14            53,888.17      2,286,385.56
82                           03-01-2010      63,639.31        9,526.61            54,112.70      2,232,272.86
83                           04-01-2010      63,639.31        9,301.14            54,338.17      2,177,934.69
84                           O5-01-2010      63,639.31        9,074.73            54,564.58      2,123,370.11
85                           06-01-2010      63,639.31        8,847.38            54,791.93      2,068,578.18
86                           07-01-2010      63,639.31        8,619.08            55,020.23      2,013,557.95
87                           08-01-2010      63,639.31        8,389.82            55,249.49      1,958,308.46
88                           09-01-2010      63,639.31        8,159.62            55,479.69      1,902,828.77
89                           10-01-2010      63,639.31        7,928.45            55,710.86      1,847,117.91
90                           11-01-2010      63,639.31        7,695.32            55,942.99      1,791,174.92
91                           12-01-2010      63,639.31        7,463.23            56,176.08      1,734,998.84
2010 Total                                  763,671.72      104,732.26           658,939.46

92                           01-01-2011      63,639.31        7,229.16            56,410.15      1,678,588.69
93                           02-01-2011      63,639.31        6,994.12            56,645.19      1,621,943.50
94                           03-01-2011      63,639.31        6,758.10            56,881.21      1,565,062.29
95                           04-01-2011      63,639.31        6,521.09            57,118.22      I,507,944.07
96                           05-01-2011      63,639.31        6,283.10            57,356.21      1,450,587.86
97                           06-01-2011      63,639.31        6,044.12            57,595.19      1,392,992.67
98                           07-01-2011      63,639.31        5,804.14            57,835.17      1,335,157.50
99                           08-01-2011      63,639.31        5,563.16            58,076.15      1,277,081.35
100                          09-01-2011      63,639.31        5,321.17            58,318.14      1,218,763.21
101                          10-01-2011      63,639.31        5,078.18            58,561.13      1,160,202.08
102                          11-01-2011      63,639.31        4,834.18            58,805.13      1,101,396.95
103                          12-01-2011      63,639.31        4,589.15            59,050.16      1,042,346.79
2011 Total                                  763,671.72       71,019.67           692,652.05

104                          01-01-2012      63,639.31        4,343.11            59,296.20        983,050.59
105                          02-01-2012      63,639.31        4,096.04            59,543.27        923,507.32
106                          03-01-2012      63,639.31        3,847.95            59,791.36        863,715.96
107                          04-01-2012      63,639.31        3,598.82            60,040.49        803,675.47
108                          05-01-2012      63,639.31        3,348.65            60,290.66        743,384.81
109                          06-01-2012      63,639.31        3,097.44            60,541.87        682,842.94
110                          07-01-2012      63,639.31        2,845.18            60,794.13        622,048.81
1ll                          08-01-2012      63,639.31        2,591.87            61,047.44        561,001.37
112                          09-01-2012      63,639.31        2,337.5l            61,301.80        499,699.57
113                          10-01-2012      63,639.31        2,082.08            61,557.23        438,142.34
114                          11-01-2012      63,639.31        1,825.59            61,813.72        376,328.62
115                          12-01-2012      63,639.31        1,568.04            62,071.27        314,257.35
2012 Total                                  763,671.72       35,582.28           728,089.44

116                          01-01-2013      53,639.31        1,309.41            62,329.90        251,927.45
117                          02-01-2013      63,639.31        1,049.70            62,589.61        189,337.84
118                          03-01-2013      63,639.31          788.91            62,850.40        126,487.44
119                          04-01-2013      63,639.31          527.03            63,112.28         63,375.16
120                          05-01-2013      63,639.22          264.06            63,375.16
2013 Total                                  318,196.46        3,939.11           314,257.35

Grand Total                               7,635,717.11    1,636,717.11         6.000,000.00